UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 2, 2005

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA		94089-1138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 2, 2005, the board of directors (the “Board”) of QuickLogic Corporation (the “Company”) set the authorized number of directors of the Board at six (6) members, and elected Christine Russell to serve as a member of the Board.  Ms. Russell was designated a Class III director, and will serve for a term of three years expiring on the date on which the Company’s Annual Meeting of Stockholders is held in 2008.  Ms. Russell was also appointed to serve on the Company’s Audit Committee and has been designated the Audit Committee Financial Expert, replacing Mr. Michael J. Callahan in such capacity.

Item 9.01  Financial Statements and Exhibits

(c)     Exhibits

Exhibit No.	Description

99.1	QuickLogic Press Release issued June 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2005

QuickLogic Corporation

/s/ Carl M. Mills
Carl M. Mills
Vice President of Finance and Chief Financial
Officer

Exhibit Index

Exhibit No.	Description

99.1	QuickLogic Press Release issued June 6, 2005.